SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                 (AMENDMENT NO.)

Filed by the Registrant
[ ] Filed by a Party other than the Registrant
[ ] Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                       FRANKLIN INVESTORS SECURITIES TRUST
                       -----------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


                           FRANKLIN TOTAL RETURN FUND,
                 A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders of Franklin Total Return Fund (the "Meeting"), a series of Franklin Investors Securities Trust (the "Fund"), scheduled for June 27, 2008 at 10:00 a.m., Pacific Time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the Meeting, and contain the Notice of Special Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted "FOR" the Proposal.

      WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THE PROXY PROMPTLY, THE FUND AND ITS AFFILIATES MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL SOLICITATIONS, INCLUDING OTHER MAILINGS.

      WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN (800/342-5236).









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                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

----------------------------------------------------------------------


                                                                     PRELIMINARY



                           FRANKLIN TOTAL RETURN FUND,
                 A SERIES OFFRANKLIN INVESTORS SECURITIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders (the "Meeting") of Franklin Total Return Fund (the "Fund"), a series of Franklin Investors Securities Trust (the "Trust"), will be held at the Trust's offices located at One Franklin Parkway, San Mateo, California 94403-1906 on June 27, 2008 at 10:00 a.m., Pacific Time.

      During the Meeting, shareholders of the Fund will vote on the following
Proposal:

  o To approve a subadvisory agreement between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC.



                               By Order of the Board of Trustees,



                                 Craig S. Tyle
                                 VICE PRESIDENT


March 28, 2008









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PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



----------------------------------------------------------------------

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                      PAGE
Information About Voting                                              []

       Who is asking for my vote?                                     []
       Who is eligible to vote?                                       []
       On what issues am I being asked to vote?                       []
       How does the Board of the Fund recommend that I vote?          []
       How do I ensure that my vote is accurately recorded?           []
       May I revoke my proxy?                                         []
       What if my shares are held in a brokerage account?             []

Proposal:       To Approve a Subadvisory Agreement                    []
                Between Franklin Advisers, Inc. and
                Franklin Templeton Institutional, LLC

Additional Information About the Fund                                 []

Further Information About Voting and the Meeting                      []

EXHIBITS

Exhibit A  Form of Subadvisory Agreement Between Franklin             A-1
-          Advisers, Inc. and Franklin Templeton
           Institutional, LLC

Exhibit B  Outstanding Shares and Classes of the Fund as              B-1
-          of March 28, 2008, the Record Date

Exhibit C  Entities Owning Beneficially More Than 5                   C-1
- Percent of the Outstanding Shares of Any Class of the Fund


8



                           FRANKLIN TOTAL RETURN FUND,
                 A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST

                                 PROXY STATEMENT

      INFORMATION ABOUT VOTING

      WHO IS ASKING FOR MY VOTE?

      The Board of Trustees (the "Board") of Franklin Investors Securities Trust (the "Trust"), on behalf of Franklin Total Return Fund (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund to be held on June 27, 2008 (the "Meeting"), has requested your vote.

      WHO IS ELIGIBLE TO VOTE?

      Shareholders of record at the close of business on March 28, 2008, are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the matter presented at the Meeting. The Notice of Special Meeting, the proxy card and the proxy statement were first mailed to shareholders of record on or about April [14], 2008.

      ON WHAT ISSUES AM I BEING ASKED TO VOTE?

      Shareholders are being asked to vote on the following Proposal:

o To approve a subadvisory agreement between Franklin Advisers, Inc. ("Advisers") and Franklin Templeton Institutional, LLC ("FT
      Institutional").

      HOW DOES THE BOARD OF THE FUND RECOMMEND THAT I VOTE?

      The Board of the Fund unanimously recommends that you vote:

o FOR the approval of a subadvisory agreement between Advisers and FT Institutional.

      HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

      You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

      Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy card will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the Proposal.

      MAY I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

      WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

      If your shares are held by your broker, in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

      PROPOSAL: TO APPROVE A SUBADVISORY AGREEMENT BETWEEN ADVISERS AND FT
                INSTITUTIONAL

      BACKGROUND

      Advisers, located at One Franklin Parkway, San Mateo, California 94403-1906, serves as the Fund's investment manager pursuant to an Investment Management Agreement dated March 1, 2008, which was most recently approved by Franklin Investors Securities Trust, a Massachusetts business trust, on February 29, 2008 as the sole shareholder of the Trust, in connection with the redomestication of the Trust from a Massachusetts business trust to a Delaware statutory trust. At the Trust's Board of Trustees Meeting held on February 25, 2008 (the "February Meeting"), Advisers recommended that the Board approve the appointment of FT Institutional as a subadviser for the Fund. The principle reason for Advisers' recommendation is so that Michael J. Materasso, Executive Vice President of FT Institutional, can be added to the Fund's portfolio management team. Because of Mr. Materasso's experience and background as Senior Vice President of the Franklin Templeton Fixed Income Group and Co-Chair of the Fixed Income Policy Committee, Advisers believes that his addition to the Fund's portfolio management team will benefit Fund shareholders. Based upon Adviser's recommendation and other information provided to the Trust's Board of Trustees (the "Board"), the Board approved (i) the proposed appointment of FT Institutional as a subadviser, including the proposed form of Subadvisory Agreement, and (ii) as required by the Investment Company Act of 1940, as amended (the "1940 Act"), the submission of the Subadvisory Agreement to the Fund's shareholders for their approval.

      Because the appointment of FT Institutional as the Fund's subadviser requires shareholder approval, shareholders of the Fund are being asked to approve the Subadvisory Agreement. The form of the Subadvisory Agreement is included in EXHIBIT A to this proxy statement. The proposed engagement of FT Institutional will not result in an increase in the Fund's management fees, as Advisers will pay FT Institutional out of the investment management fees Advisers receives from the Fund. All costs involved in connection with the Meeting will be borne by FT Institutional and its affiliates.

      INFORMATION REGARDING FT INSTITUTIONAL

      FT Institutional, located at 600 Fifth Avenue, New York, New York 10020, is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") and currently has over $30 billion in assets under management. FT Institutional provides investment advisory services to investment companies registered under the 1940 Act, separately managed accounts and pooled investment vehicles that are exempt from registration under the 1940 Act, including the selection of securities to be purchased, held or sold and the selection of brokers through which the portfolio transactions are executed.

      Mr. Materasso is currently Executive Vice President of FT Institutional in New York and serves as portfolio manager for the Franklin Templeton Core Fixed Income Fund ("Core Fixed Income Fund") and Franklin Templeton Core Plus Fixed Income Fund ("Core Plus Fixed Income Fund"), two fixed income funds of Franklin Global Trust. Mr. Materasso also serves as Senior Vice President of the Franklin Templeton Fixed Income Group and Co-Chair of the Fixed Income Policy Committee. Mr. Materasso joined Franklin Templeton in 1988 with 16 years of experience at Chase Manhattan Bank, Sterling National Bank, and Glickenhaus & Co. His addition to the Fund's portfolio management team will result in a team of five members, including Roger Bayston, Kent Burns, Christopher Molumphy, and David Yuen.

      FT Institutional is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), whose business address is One Franklin Parkway, San Mateo, California 94403-1906. Certain members of the Board and officers of the Trust are shareholders of Resources and may be deemed to receive indirect remuneration from the Fund due to their participation in management fees and other fees received by FT Institutional and Advisers. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.86% and 15.54%, respectively, of its outstanding shares as of December 4, 2007. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Trustee and Chairman of the Board of the Trust, and Rupert H. Johnson, Jr., Trustee and Vice President of the Trust, are brothers. Craig S. Tyle is an officer of both FT Institutional and the Trust.

      Franklin Templeton Distributors, Inc., the Fund's principal underwriter, is the sole member of FT Institutional (which is a limited liability company) and is wholly owned by Resources. The principal executive officer of FT Institutional is William Y. Yun, whose business address is 600 Fifth Avenue, New York, New York 10020.

      WHAT ARE THE MATERIAL TERMS OF THE SUBADVISORY AGREEMENT?

      Below is a summary of some of the material terms of the proposed Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of Subadvisory Agreement attached as EXHIBIT A to this proxy statement.

      SERVICES. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of Advisers, FT Institutional will provide investment advisory services with respect to securities and investments and cash equivalents in the Fund. Advisers will continue to provide all research services in respect of the Fund and have full responsibility for all investment advisory services provided to the Fund. Both Advisers and FT Institutional may place purchase and sale orders on behalf of the Fund. The placement of these orders will take place exclusively in San Mateo, California.

      MANAGEMENT FEES. Under the Subadvisory Agreement, Advisers will pay FT Institutional a monthly fee equal to 10 percent of the investment management fee paid to Advisers by the Fund. Advisers and FT Institutional will share equally in any voluntary reduction or waiver by Advisers of the management fee paid by the Fund.

      PAYMENT OF EXPENSES. During the term of the Subadvisory Agreement, FT Institutional will pay all expenses incurred by it in connection with the services to be provided by it under the Subadvisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

      CONTINUANCE. If shareholders of the Fund approve the Subadvisory Agreement, such agreement will continue until two years from the date of its execution, unless earlier terminated. The Subadvisory Agreement is thereafter renewable annually for successive periods not to exceed by one year: (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Subadvisory Agreement.

      WHY IS THE BOARD RECOMMENDING APPROVAL OF THE NEW SUBADVISORY AGREEMENT?

      At the February Meeting, the Board, including a majority of the Independent Trustees, approved the Subadvisory Agreement. In considering these matters, the Independent Trustees received assistance and advice from, and met separately with, independent counsel. The following sets forth some of the primary factors relevant to the Board's decision.

            The Board noted that the engagement of FT Institutional will not result in an increase in the Fund's total investment management fees, because Advisers will pay FT Institutional out of its current investment management fee. Consequently, in considering the Subadvisory Agreement, primary consideration was given by the Board to matters relating to FT Institutional and Mr. Materasso, including his background and experience, as well as the performance of the Core Fixed Income Fund and Core Plus Fixed Income Fund, which are both currently managed by FT Institutional. Both the Core Fixed Income Fund and Core Plus Fixed Income Fund have been in existence since August 2003, and at December 31, 2007 had net assets of approximately $29 million and $120 million, respectively. The Board noted that during 2007 and since inception, the Core Fixed Income Fund had underperformed its Lipper peer group, while the larger Core Plus Fixed Income Fund had outperformed its Lipper Peer Group. The Board also noted that the polices of FT Institutional as to various matters, including brokerage allocation and proxy voting, were identical to those of Advisers and that its employees were subject to the same Code of Ethics as applied to employees of Advisers. In view of such facts, the Board believes that the engagement of FT Institutional will benefit Fund shareholders due to the addition of Mr. Materasso to the Fund's portfolio management team.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

      ADDITIONAL INFORMATION ABOUT THE FUND

       THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of Advisers and FT Institutional. Pursuant to an administration agreement with the Fund, FT Services performs certain administrative functions for the Fund.

      FT Services will continue to act as administrator for the Fund after approval of the Subadvisory Agreement.

      THE UNDERWRITER. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. ("Distributors"), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives sales loads and 12b-1 fees pursuant to a separate Rule 12b-1 plan adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. For its services, Distributors received $2,042,953 with respect to the Fund for the fiscal year ended October 31, 2007.

      Distributors will continue to act as principal underwriter for the Fund after approval of the Subadvisory Agreement.

           THE TRANSFER AGENT. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. In connection with its services as transfer agent and shareholder servicing agent for the Fund, FTIS received $1,577,210 with respect to the Fund for the fiscal year ended October 31, 2007.

      FTIS will continue to act as transfer agent and shareholder servicing agent for the Fund after approval of the Subadvisory Agreement.

      THE CUSTODIAN. The custodian for the Fund is Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286.

           OTHER MATTERS. The Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

           PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of the Fund as of March 28, 2008, the Record Date, are set forth in EXHIBIT B.

           From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund's management, as of March 28, 2008, there were no other entities, except as set forth in EXHIBIT C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

           In addition, to the knowledge of the Fund's management, as of March 28, 2008, no nominee or Board member of a Fund owned 1% or more of the outstanding shares of the Fund.

      CONTACTING THE BOARD. If a shareholder wishes to send a communication to the Board of the Trust, such correspondence should be in writing and addressed to the Board at the Trust's offices as follows: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for its review and consideration.

      FURTHER INFORMATION ABOUT VOTING AND THE MEETING

           SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FT Institutional or its affiliates. Brokerage firms and others are reimbursed for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

           The Altman Group (the "Solicitor") has been engaged to assist in the solicitation of proxies at an estimated cost of $[__________], plus expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

      Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

           QUORUM. Holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal.

           METHOD OF TABULATION. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote "against" a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting. The Proposal requires that shareholders of the Fund approve the Proposal by the affirmative vote of the lesser of: (i) 67% or more of the shares present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

           ADJOURNMENT. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Fund's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

           SHAREHOLDER PROPOSALS. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Fund's offices at: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. Such proposal must be received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund's governing instruments.

      Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

           The Board is not aware of any business, other than the matter described above, to come before the Meeting. However, should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, or of which the Board was not given reasonable notice in advance of mailing these materials, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

                          By Order of the Board of Trustees,



                          Craig S. Tyle, Vice President

March 28, 2008


A-6



                                    EXHIBIT A

                          FORM OF SUBADVISORY AGREEMENT

                       FRANKLIN INVESTORS SECURITIES TRUST
                           Franklin Total Return Fund

      THIS SUBADVISORY AGREEMENT made as of ____________, 2008, by and between FRANKLIN ADVISERS, INC., a corporation organized and existing under the laws of the State of California (hereinafter called "FAV"), and FRANKLIN TEMPLETON INSTITUTIONAL, LLC, a Delaware limited liability company (hereinafter called "FT Institutional").

      W I T N E S S E T H

      WHEREAS, FAV and FT Institutional are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

      WHEREAS, FAV has been retained to render investment management services to Franklin Total Return Fund (the "Fund"), a series of Franklin Investors Securities Trust (the "Trust"), an investment management company registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, FAV desires to retain FT Institutional to render investment advisory services to the Fund pursuant to the terms and provisions of this Agreement, and FT Institutional is interested in furnishing said services.

      NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

      1. FAV hereby retains FT Institutional and FT Institutional hereby accepts such engagement, to furnish investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

           (a) Subject to the overall policies, control, direction and review of the Trust's Board of Trustees (the "Board") and to the instructions and supervision of FAV, FT Institutional agrees to provide investment advisory services with respect to securities and investments and cash equivalents in the Fund. FAV will continue to provide all research services in respect of the Fund and have full responsibility for all investment advisory services provided to the Fund. Both FAV and FT Institutional may place purchase and sale orders on behalf of the Fund. The placement of these orders will take place exclusively in San Mateo, California.

           (b) In performing these services, FT Institutional shall adhere to the Fund's investment goals, policies and restrictions as contained in its Prospectus and Statement of Additional Information, and in the Trust's Agreement and Declaration of Trust, and to the investment guidelines established from time to time by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

           (c) Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, FT Institutional agrees that all transactions to be effected on behalf of the Fund will be processed through the FAV trading desk in San Mateo, California.

           (d) For the term of this Agreement, FAV shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. FT Institutional shall also make an investment officer available to attend such meetings of the Board as the Board may reasonably request.

           (e) In carrying out its duties hereunder, FT Institutional shall comply with all reasonable instructions of the Fund or FAV in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolution has been supplied to FT Institutional.

      2. (a) FT Institutional shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

           (b) It is understood that the services provided by FT Institutional are not to be deemed exclusive. FAV acknowledges that FT Institutional may have investment responsibilities, or render investment advice to, or perform other investment advisory services, for individuals or entities, including other investment companies registered pursuant to the 1940 Act, ("Clients") which may invest in the same type of securities as the Fund. FAV agrees that FT Institutional may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund.

      3. FT Institutional agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

      4. FAV has furnished or will furnish to FT Institutional as soon as available copies properly certified or authenticated of each of the following documents:

           (a) the Trust's Certificate of Trust, as filed with the Secretary of State of the state of Delaware on October 18, 2006, and any other organizational documents and all amendments thereto or restatements thereof;

           (b) resolutions of the Trust's Board of Trustees authorizing the appointment of FT Institutional and approving this Agreement;

           (c) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the SEC and all amendments thereto;

           (d) the Trust's current Registration Statement on Form N-1A under the Securities Act of 1933, as amended and under the 1940 Act as filed with the SEC, and all amendments thereto, as it relates to the Fund;

           (e) the Fund's most recent Prospectus and Statement of Additional Information; and

           (f) the Investment Management Agreement between the Fund and FAV.

FAV will furnish FT Institutional with copies of all amendments of or supplements to the foregoing documents.

      5. FT Institutional will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FT Institutional may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

      6. (a) FAV shall pay a monthly fee in cash to FT Institutional of ten percent (10%) of the fees FAV receives for providing investment management services to the Fund, which fee shall be payable on the first business day of each month in each year as compensation for the services rendered and obligations assumed by FT Institutional during the preceding month. The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

           (b) FAV and FT Institutional shall share equally in any voluntary reduction or waiver by FAV of the management fee due FAV under the Investment Management Agreement between FAV and the Fund.

           (c) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

      7. Nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

      8. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FT Institutional, neither FT Institutional nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

           (b) Notwithstanding paragraph 8(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency to be liable to the Fund or any shareholder (a "liability"), for any acts undertaken by FT Institutional pursuant to authority delegated as described in Paragraph 1(a), FT Institutional shall indemnify and save FAV and each of its affiliates, officers, directors and employees (each a "Franklin Indemnified Party") harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

           (c) No provision of this Agreement shall be construed to protect any director or officer of FAV or FT Institutional, from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

      9. During the term of this Agreement, FT Institutional will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

      10. This Agreement shall be effective as of the date given above, and shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and
(ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

      11. This Agreement may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to FAV and FT Institutional, and by FAV or FT Institutional upon sixty (60) days' written notice to the other party.

      12. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment management Agreement between FAV and the Fund.

      13. In compliance with the requirements of Rule 31a-3 under the 1940 Act, FT Institutional hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund's direction, any of such records upon the Fund's request. FT Institutional further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      14. This Agreement may not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act or any interpretation thereof or exemption therefrom and may not be amended without the written consent of FAV and FT Institutional.

      15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. The terms "majority of the outstanding voting securities" of the Fund and "interested persons" shall have the meanings as set forth in the 1940 Act.

      17. This Agreement shall be interpreted in accordance with and governed by the laws of the State of California of the United States of America.

      18. FT Institutional acknowledges that it has received notice of and accepts the limitations of the Trust's liability as set forth in its Agreement and Declaration of Trust. FT Institutional agrees that the Trust's obligations hereunder shall be limited to the assets of the Fund, and that FT Institutional shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers.


FRANKLIN ADVISERS, INC.


By:   ________________________
Title:



FRANKLIN TEMPLETON INSTITUTIONAL, LLC


By:   _______________________
Title:



Franklin Total Return Fund hereby acknowledges and agrees to the provisions of paragraphs 8(a) and 9 of this Agreement.

FRANKLIN INVESTORS SECURITIES TRUST on behalf of
Franklin Total Return Fund


By:  __________________________
      Karen L. Skidmore
Title:     Vice President & Secretary

B-1




                                    EXHIBIT B

   OUTSTANDING SHARES AND CLASSES OF THE FUND AS OF MARCH 28, 2008, THE RECORD
                                      DATE


                                    [INSERT]














C-1



                                    EXHIBIT C


               ENTITIES OWNING BENEFICIALLY MORE THAN 5 PERCENT OF
                 THE OUTSTANDING SHARES OF ANY CLASS OF THE FUND

                                    [INSERT]



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




PROXY                                                    PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                           FRANKLIN TOTAL RETURN FUND
                                  JUNE 27, 2008

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Total Return Fund ("Total Return Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Total Return Fund that the undersigned is entitled to vote at Total Return Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on June 27, 2008, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN INVESTORS SECURITIES TRUST ("TRUST") ON BEHALF OF TOTAL RETURN FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSAL
1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                               VOTE VIA THE INTERNET:
                               WWW.FRANKLINTEMPLETON.COM
                               VOTE VIA TELEPHONE: 1-800-[      ]
                               CONTROL NUMBER:

                               Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.



                               Signature



                               Signature


                                                    , 2008
                               Date



                     (Please see reverse side)

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.

                                             FOR  AGAINST   ABSTAIN
1. To approve a new subadvisory agreement    []   []        []
   between Franklin Advisers, Inc. and
   Franklin Templeton Institutional, LLC.




        IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE U.S.